Exhibit 10.11

SPECIFIC TERMS IN THIS LETTER AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND IS OF TYPE THAT EQUITRANS MIDSTREAM CORPORATION TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

October 5, 2023

Rice Drilling B LLC
625 Liberty Avenue, Suite 1700
Pittsburgh, Pa 15222-3111
Attn: J.E.B. Bolen

RE:    Fuel Gas Letter Agreement

Dear Mr. Bolen:
Reference is made to (A) that certain Gathering Agreement for the Hammerhead Gas Gathering System dated February 12, 2018 (as amended, the “Hammerhead Gathering Agreement”) by and between EQT Production Company (“EQT Production”) and EQT Energy, LLC (“EE”) and EQM Gathering Opco, LLC (“Gatherer”), as amended by that certain First Amendment to Gas Gathering Agreement dated June 1, 2019 and that Second Amendment to Gas Gathering Agreement dated April 3, 2020, and (B) that certain Gas Gathering and Compression Agreement dated as of February 26, 2020 by and among EQT Corporation, EQT Production, Rice Drilling B LLC and EE (collectively, “Producer”), and Gatherer, as the same was amended by that certain First Amendment to Gas Gathering and Compression Agreement dated August 26, 2020, that Second Amendment to Gas Gathering and Compression Agreement dated December 6, 2021, that Third Amendment to Gas Gathering Compression Agreement dated December 21, 2021 and that Fourth Amendment to Gas Gathering Compression Agreement dated January 23, 2023 between Producer and Gatherer (as amended, the “Trifecta Gathering Agreement”). All capitalized terms used but not otherwise defined in this letter agreement (“Letter Agreement”) shall have the meanings (if any) ascribed to them in the Hammerhead Gathering Agreement and the Trifecta Gathering Agreement, as applicable.
WHEREAS, Producer has requested that Gatherer commence delivering certain Dedicated Gas to the Delivery Points listed in Exhibit A attached hereto (the “Redelivery Points”, and the Dedicated Gas delivered thereto, “Buyback Gas”) for the purpose of supporting Producer’s hydraulic fracturing operations at the Producer’s Well Pad known as the Teamwork South Pad (“Buyback Gas Well Pad”);

WHEREAS, Producer has requested that Gatherer commence delivering certain Dedicated Gas to the Delivery Point depicted on Exhibit A attached hereto (the “[***]Delivery Point”, and the Dedicated Gas delivered thereto, “[***]Fuel Gas”), via the Hammerhead Gathering System, for the purpose of supporting Producer’s hydraulic fracturing operations at the Producer’s Well Pad known as the [***]Well Pad (“[***]Well Pad”);

WHEREAS, Producer has requested that Gatherer deliver certain Dedicated Gas to the Delivery Points depicted on Exhibit A attached hereto (the “HH Fuel Gas Delivery Points”, and the Dedicated Gas delivered thereto, “HH Fuel Gas”), via the Hammerhead Gathering System, for the purpose of supporting Producer’s hydraulic fracturing operations at the Producer’s Well Pads known as the Heart North Pad and the Radcliff South Pad (each an “HH Fuel Gas Well Pad” and collectively, the “HH Fuel Gas Well Pads”);

WHEREAS, Producer has requested that Equitrans, L.P. (“Equitrans”) deliver Gas sourced from its interstate natural gas transmission and storage pipeline system (“Transmission Fuel Gas” and together with the [***]Fuel Gas and the HH Fuel Gas, “Fuel Gas”) to the Delivery Points depicted on Exhibit A attached hereto (the “Transmission Fuel Gas Delivery Point” and, together with the [***]Delivery Point and the HH Fuel Gas Delivery Points, the “Fuel Gas Delivery Points”) for the purpose of supporting Producer’s hydraulic fracturing operations at the Producer’s Well Pads within the Dedication Area and known as the Carnegie North Pad and the Vanderbilt South Pad (“Transmission Fuel Gas Well Pads”); and

WHEREAS, Gatherer and Equitrans are willing to deliver Buyback Gas to the Redelivery Points and deliver Fuel Gas to the Fuel Gas Delivery Points, as applicable, subject to the terms and conditions hereof.
NOW, THEREFORE, Gatherer, Equitrans and Producer (collectively, “Parties” and each a “Party”), by execution of this Letter Agreement and in consideration of the mutual covenants contained herein, do hereby agree as follows:
1.Buyback Gas.
(a)Following the delivery by Producer to Gatherer of an Additional Confirmation Notice for a Buyback Gas Well Pad, Producer may deliver to Gatherer notice of the date on which Producer requests that buyback service commence at such Buyback Gas Well Pad; provided, however that such date may not be earlier than the “Frac Start Date” for such Buyback Gas Well Pad identified on Exhibit A (each a “Buyback Gas Service Commencement Date”). Beginning on the Buyback Gas Service Commencement Date and continuing thereafter until such time as Producer has completed its hydraulic fracturing operations at the applicable Redelivery Point, Gatherer agrees to make available not less than [***]/day of Buyback Gas for delivery to such Redelivery Point.
(b)Upon the delivery by Producer to Gatherer of an Additional Confirmation Notice for each Buyback Gas Well Pad, Producer shall pay to Gatherer a one-time fee in the amount of [***] Dollars ($[***]), as consideration for Gatherer’s obligation to deliver Buyback Gas to the Redelivery Points in accordance with the terms hereof (“Buyback Gas Fee”).
(c)In the event that Gatherer does not timely commence delivering the volumes of Buyback Gas to a Redelivery Point on or before the applicable Buyback Gas Service Commencement Date for a reason other than Force Majeure or the fault of Producer, then (i) if Gatherer commences delivering Buyback Gas to such Redelivery Point pursuant to the terms hereof within [***] ([***]) , Gatherer shall be obligated to repay a portion of the Buyback Gas Fee applicable thereto to Producer in an amount equal to the product of $[***]and the number of [***]between the (A) applicable

Buyback Gas Service Commencement Date and (B) the date on which Gatherer has commenced delivering Buyback Gas to such Redelivery Point, and (ii) except as otherwise provided in this Agreement, if Gatherer does not commence delivering Buyback Gas to such Redelivery Point pursuant to the terms hereof within [***], Gatherer shall be obligated to repay [***] percent ([***]%) of the Buyback Gas Fee applicable thereto to Producer. Gatherer agrees to repay all or such applicable portions of the Buyback Gas Fee within [***] after such obligation accrues.
2.[***] Fuel Gas.
(a)During the period commencing upon April 7, 2023 and continuing thereafter until such time as Producer has completed its hydraulic fracturing operations at the [***] Well Pad, Gatherer agrees to make available not less than [***]/day of [***] Fuel Gas received into the Trifecta Gathering System for delivery to the [***] Delivery Point via the Hammerhead Gathering System. The Parties acknowledge and agree that such [***] Fuel Gas shall be received into the Hammerhead Gathering System at the Throckmorton Receipt Point (“Throckmorton Receipt Point”) and delivered to the [***]Delivery Point.
(b)In addition to the Overrun Fee or any other fees payable under the Trifecta Gathering Agreement with respect to [***] Fuel Gas, Producer agrees to pay Gatherer a Fee equal to $[***] per dth for all [***] Fuel Gas volumes flowing to the [***] Delivery Point hereunder (“HH Fee”), which HH Fee shall be invoiced under the Hammerhead Gathering Agreement
(c)All [***]Fuel Gas volumes flowing to the [***] Delivery Point hereunder shall be [***].
3.HH Fuel Gas.
(a)Producer may deliver to Gatherer at any time notice of the date on which Producer requests fuel gas service commence at each HH Fuel Gas Well Pad; provided, however, that such date shall not be earlier than the “Frac Start Date” for such HH Fuel Gas Well Pad identified on Exhibit A(each, “HH Fuel Gas Service Commencement Date”). Beginning on the HH Fuel Gas Service Commencement Date and continuing thereafter until such time as Producer has completed its hydraulic fracturing operations, Gatherer agrees to make available not less than [***]/day of HH Fuel Gas for delivery to the applicable HH Fuel Gas Delivery Point.
(b)Upon the delivery by Producer to Gatherer of an Additional Confirmation Notice for each HH Fuel Gas Well Pad, Producer shall pay to Gatherer a one-time fee in the amount of [***] Dollars ($[***]), as consideration for Gatherer’s obligation to deliver HH Fuel Gas to such HH Fuel Gas Delivery Point (“HH Fuel Gas Delivery Fee”).
(c)In the event that Gatherer does not timely commence delivering the volumes of HH Fuel Gas to an HH Fuel Gas Delivery Point on or before the applicable HH Fuel Gas Service Commencement Date for a reason other than Force Majeure or the fault of Producer, then (i) if Gatherer commences delivering HH Fuel Gas to such HH Fuel Gas Delivery Point pursuant to the terms hereof within [***], Gatherer shall be obligated to repay a portion of the HH Fuel Gas Delivery Fee applicable thereto to Producer in an amount equal to the product of $[***] and the number of [***]between the (A) applicable HH Fuel Gas Service Commencement Date and (B) the date on which Gatherer has commenced delivering HH Fuel Gas to such HH Fuel Gas Delivery Point, and (ii) except as otherwise provided in this Agreement, if Gatherer does not commence delivering HH Fuel Gas to such HH Fuel Gas Delivery Point pursuant to the terms hereof with [***], Gatherer shall be obligated to repay [***]percent ([***]%) of the HH Fuel Gas Delivery Fee applicable thereto to Producer. Gatherer agrees to repay all or such applicable portions of the HH Fuel Gas Delivery Fee within[***] after such obligation accrues.
4.Transmission Fuel Gas.
(a) Producer may deliver to Gatherer at any time notice of the date on which Producer requests fuel gas service commence at each Transmission Fuel Gas Well Pad; provided, however, that such date shall not be earlier than the “Frac Start Date” for such Transmission Fuel Gas Well Pad identified on Exhibit A (each, a “Transmission Fuel Gas Service Commencement Date”). Beginning on the Transmission Fuel Gas Service Commencement Date, Equitrans agrees to make available not less than [***]/day of Transmission Fuel Gas for delivery to the applicable Transmission Fuel Gas Delivery Point during the period commencing upon the Transmission Fuel Gas Service Commencement Date and continuing thereafter until such time as Producer has completed its hydraulic fracturing operations.
(b)Upon the delivery by Producer to Gatherer of an Additional Confirmation Notice for each Transmission Fuel Gas Well Pad, Producer shall pay to Equitrans a one-time fee in the amount of [***]Dollars ($[***]), as consideration for Equitrans’ obligation to deliver Transmission Fuel Gas to such Transmission Fuel Gas Delivery Point (“Transmission Fuel Gas Delivery Fee”).
(c)In the event that Equitrans does not timely commence delivering the volumes of Transmission Fuel Gas to a Transmission Fuel Gas Delivery Point on or before the applicable Transmission Fuel Gas Service Commencement Date for a reason other than Force Majeure or the fault of Producer, then (i) if Equitrans commences delivering Transmission Fuel Gas to such Transmission Fuel Gas Delivery Point pursuant to the terms hereof within [***], Equitrans shall be obligated to repay a portion of the Transmission Fuel Gas Delivery Fee applicable thereto to Producer in an amount equal to the product of $[***] and the number of [***]between the (i) applicable Transmission Fuel Gas Service Commencement Date and (ii) the date on which Gatherer has commenced delivering Transmission Fuel Gas to such Transmission Fuel Gas Delivery Point, and (ii) except as otherwise provided in this Agreement, if Equitrans does not commence delivering Transmission Fuel Gas to such Transmission Fuel Gas Delivery Point pursuant to the terms hereof with [***], Equitrans shall be obligated to repay [***]percent ([***]%) of the Transmission Fuel Gas Delivery Fee applicable thereto to Producer. Gatherer agrees to repay all or such applicable portions of the Transmission Fuel Gas Delivery Fee within [***]([***]) Days after such obligation accrues.
(d)The Transmission Fuel Gas shall be delivered to the Transmission Fuel Gas Delivery Points under and subject to an ITS Transportation Services Agreement (“ITS Agreement”) in the form attached hereto as Exhibit B. Producer and Equitrans will enter into the ITS Agreement contemporaneously with this Letter Agreement.
5.Additional Covenants.

(a)Producer shall be obligated to construct and install a temporary fuel line and any necessary appurtenant facilities extending from Gatherer’s facilities at each Fuel Gas Delivery Point to the applicable Well Pad, consistent with Gatherer’s reasonable and customary operational standards and requirements.
(b)All of the obligations of Producer and Gatherer hereunder shall be performed in compliance with the performance standard set forth in Section 3.1 of the Trifecta Gathering Agreement.
(c)Producer shall provide to Gatherer daily custody measurement data on a weekly basis confirming volumes of Fuel Gas delivered to each Fuel Gas Delivery Point.
(d)Notwithstanding anything herein to the contrary, this Letter Agreement shall not amend or otherwise modify the obligations of the Parties with respect to the connection of any future Redelivery Points to the Gathering System under Section 3.10 of the Gathering Agreement and the other terms and conditions thereof.
6.Indemnification.
(a)Subject to the terms of this Letter Agreement, including Section 6(c), Gatherer shall release, indemnify, defend, and hold harmless Producer and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees from and against all claims and losses arising out of or relating to (i) the operations of Gatherer or its Affiliates under this Letter Agreement and (ii) any breach of this Letter Agreement by Gatherer.
(b)Subject to the terms of this Letter Agreement, including Section 6(c), Producer shall release, indemnify, defend, and hold harmless Gatherer and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees from and against all claims and losses arising out of or relating to (i) the operations of Producer and its Affiliates under this Letter Agreement, and (ii) any breach of this Letter Agreement by Producer.
(c)NOTWITHSTANDING ANYTHING IN THIS LETTER AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY RESULTING FROM OR ARISING OUT OF THIS LETTER AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER TORT, NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT, WARRANTY, INDEMNITY OR OTHERWISE, INCLUDING LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE, OR BUSINESS INTERRUPTIONS; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO ANY (a) ACTUAL AMOUNT OF FEES TO BE PAID PURSUANT TO THE TERMS HEREOF, OR (b) DAMAGE OR CLAIM ASSERTED BY OR AWARDED TO A THIRD PARTY FOR WHICH A PARTY WOULD OTHERWISE BE LIABLE UNDER ANY INDEMNIFICATION PROVISION SET FORTH HEREIN.
6.    Trifecta Fifth Amendment. In consideration for the agreement of Gatherer and Equitrans to deliver Buyback Gas to the Redelivery Point and deliver Fuel

Gas to the Fuel Gas Delivery Points in accordance with the terms and conditions hereof, the Parties shall, simultaneously with the execution of this Letter Agreement, enter into that certain Fifth Amendment to the Trifecta Gathering Agreement attached hereto as Exhibit C (the “Fifth Amendment”), which Fifth Amendment shall, among other things, set forth provisions governing over the rights and obligations of Gatherer and Producer in the event of planned mining operations in the vicinity of the Gathering System.
7.    Miscellaneous. The terms and provisions of this Letter Agreement shall be binding on, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns. This Letter Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original signature hereto, and execution and delivery by such means shall be binding upon the Parties.
8.    Effect of Letter Agreement. The Parties acknowledge and agree that this Letter Agreement constitutes a written instrument executed by the Parties and fulfills the requirements of an amendment contemplated by (a) Section 17.8 of the Hammerhead Gathering Agreement, and (b) Section 18.7 of the Trifecta Gathering Agreement; provided, however, that except as expressly provided herein, the Parties hereby reserve all of their rights and remedies under the Trifecta Gathering Agreement and the Hammerhead Gathering Agreement, and under applicable law and nothing herein will constitute a waiver, release, modification or alteration of the terms, conditions or covenants of the Trifecta Gathering Agreement and the Hammerhead Gathering Agreement, the provisions of which are intended to remain in full force and effect in accordance with their respective terms, except to the extent expressly contemplated hereby. In the event of any conflict or inconsistencies between this Letter Agreement, the Trifecta Gathering Agreement and the Hammerhead Gathering Agreement, the terms and conditions of this Letter Agreement shall prevail.
9.    Governing Law; Jury Waiver. This Letter Agreement shall be governed by, construed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles. The Parties agree that the appropriate, exclusive and convenient forum for any disputes among any of the Parties arising out of this Letter Agreement or the transactions contemplated hereby shall be in any state or federal court in the City of Pittsburgh and County of Allegheny, Pennsylvania, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Letter Agreement. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Letter Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts. EACH PARTY HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Letter Agreement as of the date first written above.

GATHERER:

EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By: /s/ John M. Quinn
Name: John M. Quinn
Title:    VP Business Development & Commercial Services

EQUITRANS, L.P.,
a Pennsylvania limited partnership

By: Equitrans Services, LLC, its general partner

By: Equitrans Investments, LLC, its member
By: EQM Midstream Partners, LP, its sole member
By: EQGP Services, LLC, its general partner
By:     /s/ John M. Quinn
Name: John M. Quinn
Title:    VP Business Development & Commercial Services

PRODUCER:

RICE DRILLING B LLC,
a Delaware limited liability company

By: /s/ J.E.B. Bolen
Name: J.E.B. Bolen
Title:     Senior Vice President of Operations Planning

EQT CORPORATION,
a Pennsylvania corporation

By:     /s/ Jeremy Knop
Name: Jeremy Knop
Title:     Chief Financial Officer

EQT ENERGY, LLC,
a Delaware limited liability company

By:    /s/ Keith Shoemaker
Name: Keith Shoemaker
Title:    Senior Vice President, Commercial

EQT PRODUCTION COMPANY,
a Delaware limited liability company

By:    /s/ J.E.B. Bolen
Name: J.E.B. Bolen
Title:     Senior Vice President of Operations Planning

EXHIBIT A

Redelivery Points; Fuel Gas Delivery Points

Well Pad	Category	Frac Start Date
[***]	[***]Fuel Gas Well Pad	[***]
Heart North	HH Fuel Gas Well Pad	[***]
Radcliff South	HH Fuel Gas Well Pad	[***]
Teamwork South	Buyback Gas Well Pad	[***]
Carnegie North	Transmission Fuel Gas Well Pads	[***]
Vanderbilt South	Transmission Fuel Gas Well Pads	[***]

EXHIBIT B

ITS Agreement

[See Attached]

OPTIONAL EXHIBIT B
to the TRANSPORTATION SERVICE AGREEMENT
between EQUITRANS, L.P. and
EQT Energy, LLC, pursuant to Rate Schedule ITS Contract No. 1832 Dated 8/12/21

Date of this Optional Exhibit B: 10/5/23 Effective Date of this Optional Exhibit B: 7/1/24 Supersedes Optional Exhibit B Dated:

Discounted Rate Agreement

1.In accordance with Section 6.25 of the General Terms and Conditions of Equitrans’ Tariff, Equitrans and Customer agree that the following discounted rates and any discount terms will apply under the Agreement:

The rates for service to be paid by Customer to Equitrans to the Delivery Points of Carnegie North (Meter # FR-TRNS-ML) or Vanderbilt South (Meter # FR-TRNS-ML) shall be:

Usage Charge: [***]

Customer shall pay all applicable surcharges, including FERC ACA surcharge.

Except as expressly stated herein, Equitrans’ applicable maximum rates and charges set forth in the Statement of Rates of its Tariff continue to apply.

2.This Exhibit B is effective 7/1/24 and continues in effect through 12/31/25.

3.All rates and services described in the Agreement and this Exhibit B are subject to the terms and conditions of Equitrans’ Tariff. If one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate or is less than the applicable minimum rate due to a change in Equitrans’ maximum (minimum) rates so that such rate component must be adjusted downward (upward) to equal the new applicable maximum (minimum) rate, the other rate components may be adjusted upward (downward) to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate or are less than the minimum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sections. Nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

4.In the event any provision of this Exhibit B is held to be invalid, illegal or unenforceable by any court, regulatory agency, or tribunal of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions, terms or conditions shall not in any way be affected or impaired thereby, and the term, condition, or provision which is held illegal or invalid shall be deemed modified to conform to such rule of law, but only for the period of time such order, rule, regulation, or law is in effect.

5.Other Special Provisions:

None.

IN WITNESS WHEREOF, Customer and Equitrans have executed this Exhibit B by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:	EQUITRANS, L.P.:
By

(Date) Keith Shoemaker	(Date) John M. Quinn
Title: Senior Vice President, Commercial	Title Vice President, Business Development and Commercial Services

EXHIBIT C

Fifth Amendment to Gas Gathering and Compression Agreement

[See Attached]

SPECIFIC TERMS IN THIS LETTER AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND IS OF TYPE THAT EQUITRANS MIDSTREAM CORPORATION TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].
FIFTH AMENDMENT TO
GAS GATHERING AND COMPRESSION AGREEMENT

THIS FIFTH AMENDMENT TO GAS GATHERING AGREEMENT AND COMPRESSION AGREEMENT (this “Amendment”), dated October 4, 2023 (“Effective Date”), is made and entered into by and among EQT Corporation, EQT Production Company, Rice Drilling B LLC, and EQT Energy, LLC (collectively, “Producer”), and EQM Gathering Opco, LLC (“Gatherer”) (as amended, the “Gathering Agreement”). Producer and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties.”

1.RECITALS

WHEREAS, the Parties entered into that certain Gas Gathering and Compression Agreement dated as of February 26, 2020, as amended by that certain First Amendment to Gas Gathering and Compression Agreement among the Parties dated August 26, 2020, that certain Second Amendment to Gas Gathering and Compression Agreement among the Parties dated December 6, 2021, that certain Third Amendment to Gas Gathering and Compression Agreement among the Parties dated December 21, 2021 and that certain Fourth Amendment to Gas Gathering and Compression Agreement among the Parties dated January 23, 2023 (the “Gathering Agreement”); and

WHEREAS, the Parties desire to amend the Gathering Agreement in accordance with the terms and conditions set forth in this Amendment and in connection with that certain Letter Agreement re: Fuel Gas by and among the Parties and Equitrans, L.P., dated as of the date hereof (the “Letter Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and in the Letter Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

2.AGREEMENT

1.Defined Terms. Defined terms used but not defined herein shall have the meanings given to such terms in the Gathering Agreement.

2.New Definitions. The following definitions are added to Article I of the Gathering Agreement:

“Capital Costs” – means, with respect to Transitional Work Costs approved pursuant to the terms hereof and properly invoiced to Produced hereunder, an amount equal to (i) such Transitional Work Costs multiplied by (ii) [***].

“Mining Operations” – means surface or subsurface activity necessary to operate a coal mine and/or extract coal, including development mining, long wall mining, surface mining, coal processing, pre-mining and post-mining removal of methane from coal or surrounding coal strata, drilling exploration holes and gob vent boreholes, and installing or operating portals, shafts, fans, other surface structures, pipelines, power lines, water lines, pumps and compressors and all operations, ground control, subsidence and/or subsidence control measures reasonably related to or arising from the foregoing.
“Mining Operator” – means any Third Party operator, owner or controller that conducts Mining Operations, including without limitation, [***].
“Mining Period” – means the duration of Planned Mining Operations.
“Planned Mining Operations” – means any and all present or future Mining Operations which are planned to be conducted in the vicinity of a portion of the Gathering System by a Mining Operator which would reasonably be expected to require Gatherer to (i) interrupt or curtail Services during the Mining Period and/or (ii) perform Transitional Work and incur expense in order to ensure the continued safe operation of such portion of the Gathering System during the Mining Period, as indicated by Gatherer in a written Work Notice.
“Returned Revenues” – means, with respect to a Planned Mining Operation that would in the absence of the performance of the Transitional Work proposed by Gatherer in the applicable Work Notice require the curtailment of any portion of the Gathering System, the [***]. To the extent the Work Notice includes multiple longwall panels or sections (as reasonably defined by the Mining Operator), Returned Revenues shall be calculated in a manner such that they are not double counted.
“Transitional Work” – As defined in Section 7.5(b).
“Transitional Work Costs” – means the third party out-of-pocket costs that Gatherer incurs in order to perform the Transitional Work impacted by the Planned Mining Operations during the Mining Period. To the extent the Work Notice includes multiple longwall panels or sections (as reasonably defined by the Mining Operator), Transactional Work Costs shall be calculated in a manner such that they are not double counted.
“Work Rejection” – As defined in Section 7.5(b).
“Work Notice” – As defined in Section 7.5(a).

3.Temporary Release. The first parenthetical in the first sentence of Section 3.8 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

“(other than those caused or contributed to by (a) the actions or inactions of any member of the Producer Group resulting in Gatherer being unable to accept or deliver Gas or comply with the terms hereof, (b) any event of Force Majeure declared by Producer, (c) Maintenance (except to the extent such Maintenance results in a Maintenance Deficiency), (d) the breach of this

Agreement by any member of Producer Group or (e) a Work Rejection in connection with Planned Mining Operations)”
4.Permanent Release. The first parenthetical in the first sentence of Section 3.9(a) of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

“(other than those caused or contributed to by (i) the actions or inactions of any member of the Producer Group resulting in Gatherer being unable to accept or deliver Gas or comply with the terms hereof, (ii) an event of Force Majeure, (iii) Maintenance, (iv) the breach of this Agreement by any member of Producer Group or (v) a Work Rejection in connection with Planned Mining Operations)”
5.Planned Mining Operations. Section 7.5 is added to the Gathering Agreement to read as follows:

“Section 7.5    Planned Mining Operations. The following process shall apply in the event of Planned Mining Operations:
(a)Gatherer shall provide Producer with written notice (“Work Notice”) of the anticipated commencement of Planned Mining Operations not later than the later of (i) [***] ([***])following the delivery to Gatherer of a notice thereof from a Mining Operator (including any updates to prior notices), and (ii) at least [***] ([***]) prior to the anticipated commencement of a Mining Period. Each Work Notice shall set forth the estimated duration of the Mining Period, the mine section (as reasonably defined by the Mining Operator) in which the Planned Mining Operations are located, and the portions of the Gathering System affected thereby and describe (i) the work, including without limitation exposing, bracing, shutting in and/or relocating such portion of the Gathering System, as applicable, that would be required for Gatherer to ensure the continued operation of the affected portion of the Gathering System during the Mining Period (“Transitional Work”), (ii) the Transitional Work Costs associated therewith, and (iii) the Returned Revenues associated therewith. A Work Notice with respect to the Planned Mining Operations of [***] described on Schedule A to this Amendment shall be deemed to have been timely delivered, and Producer shall have elected to approve the Transitional Work proposed by Gatherer therein.
(b)If Gatherer delivers the Work Notice in accordance with Section 7.5(a), Producer may, within [***] of receiving such Work Notice, by written notice to Gatherer, elect to approve or reject the Transitional Work proposed by Gatherer therein. In the event that Producer elects to reject the proposal set forth in such Work Notice (or does not approve the proposal within such [***] period) (a “Work Rejection”), then Gatherer shall (i) have no obligation to perform the Transitional Work, and (ii) shall be permitted to interrupt or curtail Service during the Mining Period with respect to the portions of the Gathering System described as affected in the Work Notice to the extent such interruption or curtailment is a result of the Mining Operations, free and clear of any claim of a reduction in the Minimum Volume Commitment, permanent release or other remedy hereunder; provided, however, that Producer may elect to treat the Dedicated Gas subject to such curtailment as Temporarily Released for the duration of the applicable Mining Period.
(c)If Producer approves the Transitional Work, Gatherer will complete the Transitional Work prior to the commencement of the Mining Period at Gatherer’s sole cost and expense, subject to the terms of this Section 7.5(d). Following the expiration of the applicable Mining Period and Gatherer’s determination of the actual Transitional Work Costs, Gatherer shall notify Producer in writing of the actual, reasonable and documented Transitional Work Costs (with reasonable supporting documentation thereof), and (i) if the Returned Revenues are equal to or greater than the actual Transitional Work Costs, Producer shall have no further obligation with respect thereto, or (ii) if the Returned Revenues are less than the actual Transitional Work Costs, Gatherer shall, in addition to and delivered contemporaneously with the following Month’s invoice for fees delivered pursuant to Section 13.1, send a separate invoice to Producer setting forth such actual, reasonable and documented Transitional Works Costs and the associated Capital Costs, and Producer shall reimburse Gatherer for all such invoiced Transitional Work Costs, plus the associated Capital Costs. The terms of Section 13.1, 13.2, 13.3, 13.4 and 13.5 shall, for the avoidance of doubt, apply to all Transitional Work Costs included on any invoices. Notwithstanding anything herein to the contrary, in the event that the information included in a Work Notice is materially changed by the Mining Operator after the delivery by Gatherer of the initial Work Notice and prior to the commencement of the applicable Mining Period, Gatherer shall propose to Producer an updated Work Notice under Section 7.5(a).
(d)The Gatherer and Producer agree to coordinate their activities and otherwise cooperate in good faith to minimize, where practical, the incurrence of any additional expense or the loss of revenues by the other in effectuating the curtailment of Services attributable to Planned Mining Operations. Subject to the other terms of this Agreement, the Parties acknowledge and agree that, to the extent that any curtailment is attributable to Planned Mining Operations, such curtailment shall not constitute a breach of any Gatherer obligations set forth in this Agreement.
(e)The Parties hereby acknowledge and agree that in the event that (i) Gatherer (A) fails to timely deliver a Work Notice or (B) fails to perform the Transitional Work set forth in a Work Notice to the extent that Producer elects to approve the Transitional Work, then, in each case, any resulting failure or inability of Gatherer to receive all Gas up to the MDQ that is tendered to Gatherer (or that would have been tendered, but for such curtailment) shall be subject to the terms and conditions of Section 3.8, and shall not be deemed to be caused by Maintenance; and (ii) Gatherer performs the Transitional Work set forth in a Work Notice but such Transitional Work fails to mitigate the curtailment required by the Mining Operations, then any resulting failure or inability of Gatherer to receive all Gas up to the MDQ that is tendered to Gatherer (or that would have been tendered, but for such curtailment) shall be deemed to be caused by Maintenance, and Producer’s remedies shall be limited accordingly, until such time as a Maintenance Deficiency accrues pursuant to the terms hereof.
6.Incremental Compression Fee. All Dedicated Gas delivered from the Gathering System to the Taurus Equitrans Delivery Point shall be subject to an [***] and calculated in accordance with Section 5.1(d)(i) of the Gathering Agreement.

7.Force Majeure. The first sentence of Section 14.2 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

“The term “Force Majeure” as used in this Agreement shall mean, to the extent not reasonably within the control of the Party claiming relief and that, by the exercise of reasonable diligence, such Party is unable to prevent or overcome, any of the following events: acts of God, strikes, lockouts or other industrial disturbances, acts of the public enemy, acts of terror, sabotage, wars, blockades, military action, insurrections, riots, epidemics, landslides, unplanned subsidence, unplanned mining operations, lightning, earthquakes, fires, storms or storm warnings, crevasses, floods, washouts, civil disturbances, explosions, breakage or accident to wells, machinery, equipment or lines of pipe, the necessity for testing or making repairs or alterations to wells, machinery, equipment or lines of pipe, freezing of wells, equipment or lines of pipe, inability of any Party hereto to obtain, after the exercise of reasonable diligence, necessary materials, supplies, rights of way, or government authorizations, any action or restraint by any Governmental Authority (so long as the Party claiming relief has not applied for or assisted in the application for, and has opposed where and to the extent reasonable, such action or restraint, and as long as such action or restraint is not the result of a failure by the claiming Party to comply with applicable laws, rules, regulations, or orders).” Notwithstanding anything in this Agreement to the contrary, for the purposes of Section 3.3(e), Force Majeure shall include Planned Mining Operations to the extent they cause or contribute to delay in providing service on or before the Completion Deadline.
8.Effect. The Parties acknowledge and agree that this Amendment constitutes a written instrument executed by the Parties and fulfills the requirements of an amendment contemplated by Section 18.7 of the Gathering Agreement. The Parties hereby ratify and confirm the Gathering Agreement, as amended hereby. Except as expressly provided herein, the provisions of the Gathering Agreement shall remain in full force and effect in accordance with their respective terms following the execution of this Amendment.

9.Governing Law. This Amendment shall be governed by, construed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles. The Parties agree that the appropriate, exclusive and convenient forum for any disputes among any of the Parties arising out of this Amendment or the transactions contemplated hereby shall be in any state or federal court in the City of Pittsburgh and County of Allegheny, Pennsylvania, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Amendment. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Amendment or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts. EACH PARTY HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

10.Counterpart Execution; Approval. This Amendment may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument. Execution of this Amendment by Gatherer is subject to the approval from Gatherer’s Board of Directors or that of its parent company or equivalent governance body, of the capital necessary for Gatherer to comply with its obligations set forth herein.
11.Miscellaneous Provisions. The provisions of Article 18 of the Gathering Agreement, other than Sections 18.2, 18.3, 18.15, 18.16 and 18.17, shall apply to this Amendment mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

PRODUCER:

EQT CORPORATION,
a Pennsylvania corporation

By:
Name: Jeremy Knop
Title:     Chief Financial Officer

EQT PRODUCTION COMPANY,
a Pennsylvania corporation

By:
Name: J.E.B. Bolen
Title:     Senior Vice President of Operations Planning

RICE DRILLING B LLC,
a Delaware limited liability company

By:
Name: J.E.B. Bolen
Title:     Senior Vice President of Operations Planning

EQT ENERGY, LLC,
a Delaware limited liability company

By:
Name: Keith Shoemaker
Title:    Senior Vice President, Commercial

[Signature Page to Fifth Amendment to Gas Gathering and Compression Agreement]

GATHERER:

EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By:
Name: John M. Quinn
Title:    VP Business Development & Commercial Services
[Signature Page to Fifth Amendment to Gas Gathering and Compression Agreement]

Schedule A

Pre-Approved Transitional Work

See Attached information provided to Producer via Work Notice dated September 18, 2023

[***]

[Signature Page to Fifth Amendment to Gas Gathering and Compression Agreement]